LKCM FUNDS
SUMMARY PROSPECTUS
May 1, 2025

LKCM Fixed Income Fund
(LKFIX)
Before you invest, you may want to review the LKCM Fixed Income Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, SAI, reports to shareholders, and other information about the Fund online at www.lkcmfunds.com. You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.
Investment Objective:  The Fund seeks current income.
Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Fund does not impose any sales charges in connection with purchases and sales of Fund shares.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement(1)	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.50%

(1)     Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2026 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (“Acquired Fund Fees and Expenses”), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.
Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2026). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$51	$228	$419	$973
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S.

Government fixed income securities. The Fund’s investments in fixed income securities consist primarily of investment grade corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund typically invests in fixed income securities with short- to intermediate-term maturities from one to ten years. Investment grade debt securities are considered to be those rated within the four highest rating categories assigned by a nationally recognized statistical ratings organization, such as Moody’s Investors Service, Inc., Fitch Ratings, Inc., or S&P Global Ratings, or of equivalent quality as determined by the Adviser.
The Fund seeks to maintain an average effective maturity of its portfolio between three and ten years under normal market and economic conditions. The effective maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position. The average effective maturity of the Fund’s portfolio may be less than three years if the Adviser believes a defensive posture is appropriate.
The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage pass-through securities, government and government agency securities, variable and floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, and other financial obligations. The Fund may invest in fixed income securities with call features. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether to continue to hold the securities. From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy.
Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and make comparisons with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund would lose the income that would have been earned to maturity on that security. In the event of a call, the Fund may have to reinvest the proceeds in securities paying lower coupon rates.
•Convertible Debt Securities Risk – A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security is based on its yield and fluctuates in relation to changes in interest rates and the credit quality of the issuer and in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. Convertible securities are subject to market risk, credit risk and interest rate risk as well as the same types of market and issuer-specific risks that apply to the underlying common stock.
•Credit Risk – The Fund is subject to the risk that the issuer or guarantor of a fixed income security becomes unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. The credit quality of a security can deteriorate suddenly and rapidly. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Credit risk is typically greater for securities with ratings that are downgraded below investment grade. Generally, the longer the maturity of a security, the more sensitive it is to credit risk.
• Cybersecurity Risk  – Operational risks arising from, among other things, human or processing errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund, and result in financial losses. Cybersecurity incidents may allow unauthorized parties to gain access to or misappropriate Fund assets, shareholder data, or confidential or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. In addition, authorized persons could inadvertently release Fund shareholder data or confidential or proprietary information stored on the Fund’s systems. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Portfolio companies in which the Fund invests are also exposed to various risks related to cybersecurity incidents, and the value of the Fund’s investments in such portfolio companies could be adversely impacted in the event any such cybersecurity incidents occur. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests.
•Fixed Income Securities Risk – The Fund invests in fixed income securities and is therefore subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, geopolitical, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including war, terrorism, pandemic and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.
• Foreign Securities Risk – Non-U.S. investments carry potential risks not associated with domestic investments. Such risks may include, but are not limited to: currency exchange rate fluctuations, political and financial instability, less liquidity and greater volatility of foreign investments, lack of uniform accounting, auditing, recordkeeping and financing reporting standards, different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, significant limitations in transaction settlements in some foreign markets, and any regulatory, political, currency, security, economic and other risks associated with a particular country in which the Fund invests, including tariffs, trade disputes and sanctions. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information may impede the Fund’s ability to accurate evaluate foreign securities. It also may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currencies and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depositary or their agents goes bankrupt.
•Government-Sponsored Enterprises Risk – Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal Home Loan Bank, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. There is no assurance that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. They are also subject to market risk, credit risk and interest rate risk. In addition, mortgage pass-through securities issued by government-sponsored enterprises are subject to prepayment risk and extension risk, discussed below. It is possible that the U.S. Government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.
•Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund. If Fund investments do not keep pace with inflation, the present value of Fund assets and the value of Fund distributions could decline.
• Interest Rate Risk  – Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Market values of fixed income securities generally are inversely related to actual changes in interest rates – generally, when interest rates rise, the value of the Fund’s debt securities declines and when interest rates decline, the value of the Fund’s debt securities rises. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in heightened volatility in the fixed income markets and adversely affecting the liquidity of certain fixed income investments, any of which may result in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed income securities are also affected by their durations. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Generally, a bond with a longer maturity or duration will entail greater interest rate risk. For example, if a bond has a duration of ten years, a 1% increase in interest rates could be expected to result in a 10% decrease in the value of the bond. Conversely, a bond with a shorter maturity or duration will generally entail less interest rate risk.
•Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
• Liquidity Risk  – The Fund is susceptible to the risk that certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. When there is little or no active trading market for specific types of securities, it can become more difficult for the Fund to sell securities at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund. Market developments, financial distress or geopolitical events such as sanctions, trading halts or wars may cause the Fund’s investments to become less liquid or illiquid and subject to erratic price movements. Certain investments that were liquid when purchased may become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception.
• Market Risk – The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Geopolitical and other events, including tensions, war, and open conflict between nations, such as between Russia and Ukraine, in the Middle East and in eastern Asia, could affect the economies of many countries including the United States. Trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. In addition, policy changes by the U.S. government, the U.S. Federal Reserve and/or foreign governments, and political and economic changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and

Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown, threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, and the shutdown of certain financial institutions, may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, the imposition of tariffs, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In 2022 the Federal Reserve and certain foreign central banks began to increase interest rates to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Regulators in the U.S. have adopted a number of changes to regulations affecting markets and issuers, some of which apply to the Fund. Due to the broad scope of the regulations being adopted, certain of these changes, which may be revised or rescinded, could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
•Mortgage Pass-Through Securities Risk – Investments in mortgage pass-through securities, including pass-through securities issued by a U.S. Government sponsored enterprise, are subject to fixed income securities risks which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Although the value of a mortgage pass-through security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid, therefore causing the Fund to purchase new securities at prevailing market rates, which usually will be lower. Mortgage pass-through securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that borrowers will prepay their mortgages and cause a decline in the Fund’s income and share price. Extension risk is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.
•Preferred Stocks Risk – Preferred stocks are sensitive to movement in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•Redemption Risk – The Fund may experience periods of significant redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Significant redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may require the Fund to realize net capital gains, which could require the Fund to make substantial capital gains distributions to shareholders.
•Sector Weighting Risk – The Fund may focus its investments in particular sectors of the economy. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.
•Security Selection Risk – Securities selected by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.
•U.S. Government Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the stated interest rate and face value at maturity, not its current market price. Notwithstanding that a security may be backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent the payment of interest or principal. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Fund holds does not apply to the market value of the security or the shares of the Fund. Like all fixed income securities, U.S. Government fixed income securities are also subject to market risk, credit risk and interest rate risk.
•Variable and Floating Rate Securities Risk – The interest rates payable on variable and floating rate bonds are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. The interest rate on a floating rate bond is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate bonds are subject to market risk, interest rate risk and credit risk.
Performance: The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index, an additional market index with characteristics that are similar to those of the Fund, and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

10%
5%
0%
-5%
-10%
-0.27%
3.83%
2.15%
0.26%
6.70%
4.29%
-1.54%
-5.63%
4.98%
3.06%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
4.05%	4th quarter, 2023
-3.27%	1st quarter, 2022
Average Annual Total Returns for Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Return Before Taxes	3.06%	0.95%	1.72%
Return After Taxes on Distributions	1.80%	0.18%	0.86%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	0.43%	0.96%
Bloomberg U.S.Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	1.25%	(0.33)%	1.35%
Bloomberg U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.00%	0.86%	1.71%
Lipper Short Intermediate Investment-Grade Debt Funds Index (reflects no deduction for taxes)	4.41%	1.78%	2.04%
*In accordance with new regulatory requirements, the Fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the Fund’s performance compares to an index with characteristics that are more representative of the Fund’s investment strategy.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Joan M. Maynard	Principal, Vice President and Portfolio Manager	Since Inception in 1997
Scot C. Hollmann, CFA	Principal, Vice President and Portfolio Manager	Since 2010
Mark L. Johnson, CFA	Principal, Vice President and Portfolio Manager	Since 2010
Purchase and Sale of Fund Shares:   Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.
Tax Information:  The Fund’s distributions are taxable to you and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.